Donaldson Company, Inc.

Investor Update

New York Stock Exchange

January 5, 2005

Donaldson

Safe harbor statement

This presentation includes forward-looking statements which reflect the Company's current views with respect to future events and financial performance, but involve uncertainties that could significantly impact results.

Delivering value: Return to shareholders



30%
25%
20%
15%
10%
5%
0%
10 year CAGR
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
Fiscal Year

Donaldson

Delivering value: Return to shareholders



15 x 16% = 21%
100
181
210
275
342
457
505
470
786
722
977
765
1,241
1,363
2,001
2,203
173
195
212
245
246
296
328
450
492
570
729
739
605
698
813
89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04
DCI
S&P 400

Donaldson

Opportunity for growth

Sustaining the track record for growth

- Leveraging technology
- Geographic expansion
- Acquisitions

Donaldson

Who we are

- Innovation through technology
- Global leader in filtration solutions
- Diversified portfolio of filtration businesses
- Consistent, long-term earnings growth

Donaldson.

Global leadership in filtration solutions


Off-road Equipment


Transportation


Air Intake Systems
60%
40%
Liquid Filtration
35%
65%
Emissions/Exhaust
35%
65%
Replacement Parts
15%
85%
Donaldson Share

Donaldson

Global leadership in filtration solutions



Industrial Air Filtration



Ultrafilter



Industrial Air Filtration
25%
75%
Ultrafilter
15%
85%
Donaldson Share

Donaldson

Global leadership in filtration solutions


Gas Turbine Intake


Disk Drive


Gas Turbine
55%
45%
Disk Drive
60%
40%
Donaldson Share

Strong sales growth


$ Millions
$1,500
$1,000
$500
$0
9% CAGR
$423
$458
$482
$533
$594
$704
$759
$833
$940
$944
$1,092
$1,137
$1,126
$1,218
$1,415
1990
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04

Donaldson

Consistent, long-term earnings growth


15
Consecutive
Years
EPS
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
16% CAGR
0.19
0.21
0.23
0.26
0.30
0.37
0.42
0.50
0.57
0.66
0.76
0.83
0.95
1.05
1.18
1990
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04

Donaldson

15 consecutive years of record earnings growth



EPS Growth
40%
30%
20%
10%
0%
Year-over-Year Change
35%
15%
10%
10%
16%
24%
15%
19%
15%
15%
15%
10%
14%
11%
12%
1990
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04

Donaldson.

Return on investment



30%
20%
10%
0%
14%
15%
15%
15%
16%
18%
19%
21%
21%
19%
19%
19%
19%
18%
18%
1990
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04

Donaldson.

Consistent dividend growth



Per Share
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
15% CAGR
0.03
0.04
0.05
0.05
0.06
0.07
0.08
0.09
0.10
0.12
0.14
0.15
0.16
0.18
0.21
1990
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04

Donaldson

Consistent share repurchases


Shares Outstanding
in Millions
-2% CAGR
140
120
100
80
60
40
20
0
115.5
111.0
110.3
109.1
106.0
104.7
101.3
98.9
96.8
92.4
89.3
88.8
87.8
86.7
86.1
1990
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04

Donaldson.

Financial results

	F'05, Q1	change
Net sales (millions)	**$373**	**14%**
Gross margin %	**31.2%**	**(1.3 pts)**
Net income (millions)	**$27**	**7%**
EPS	**$.31**	**11%**

Donaldson

Steel costs


% Increase over Prior Year
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Dec-03
Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04

Donaldson

Steel cost recovery

Engine Off-Road and Truck

- Combination of price increases and surcharges
- Target for completion: February 1
- Shorter time lag in future

Donaldson

Steel cost recovery

Engine Aftermarket

- 3 price increases in CY 2004
  - May (all products)
  - September (exhaust products)
  - November (filters)
- All actions complete

Steel cost recovery

Industrial Filtration Solutions

- Multiple product lines, multiple increases
- Latest increase: December 2004
- All actions complete

Steel cost recovery

Gas Turbine Systems

- Fixed price selling agreements – CY 2004
- As of January 1, current steel pricing
- Re-quote provision for rising steel prices

Fiscal 2005 outlook

- Increasing commodity prices
- Engine: Low-teens sales growth
  - Heavy truck build rates increasing
  - Construction and Ag demand strong
  - Increasing equipment utilization
- Industrial: Low-teens sales growth
  - Industrial filtration markets continuing to improve
  - Gas turbine market stable
  - Disk drive continuing to grow

Focused on delivering 16th consecutive year of record earnings growth

Donaldson.

Growth strategy

3 dimensions

- Leverage technology $\Rightarrow$ innovative products
- Geographic diversification
- Acquisitions

Leverage technology ⇒ Innovative products

PowerCore™

⇒Reduced system size, weight and cost

⇒Proprietary replacement parts



Providing future growth opportunities

Donaldson

Leverage technology ⇒ Innovative products

PowerCore™

⇒Ford Super Duty Power Stroke® Diesel Pickup


FX4

Providing future growth opportunities

Donaldson

Leverage technology ⇒ Innovative products

PowerCore™

⇒Hummer H2



Providing future growth opportunities

Donaldson.

Leverage technology ⇒ Innovative products

PowerCore™

⇒GMT 800


GMC
Sierra 3500 Series

Providing future growth opportunities

Donaldson

Leverage technology ⇒ Innovative products

PowerCore™

⇒Freightliner M2 Medium Duty Truck



Providing future growth opportunities

Donaldson

Leverage technology ⇒ Innovative products

PowerCore™

⇒Volvo FL6 Medium Duty Truck (Europe)


RDU 736

Providing future growth opportunities

Donaldson.

Leverage technology ⇒ Innovative products

PowerCore™

⇒Deere 6000 Series (Europe)



Providing future growth opportunities

Donaldson

Leverage technology ⇒ Innovative products

PowerCore™

⇒Case Skid Steer


95XT

Providing future growth opportunities

Donaldson.

Leverage technology ⇒ Innovative products

PowerCore™

⇒Ford ITEC/Blue Diamond Utility Truck



Providing future growth opportunities

Donaldson

Leverage technology ⇒ Innovative products

PowerCore™

⇒Caterpillar 3500 GenSet



Providing future growth opportunities

Donaldson

Leverage technology ⇒ Innovative products

PowerCore™

⇒XLR Gas Turbine Air Intake System





Providing future growth opportunities

Donaldson.

Leverage technology ⇒ Innovative products

Diesel Emissions

3 opportunities

⇒Retrofit

⇒Trucks

⇒Off-Road



Providing future growth opportunities

Donaldson.

Leverage technology ⇒ Innovative products

Diesel Emissions

Retrofit

⇒Cost-effective solution

⇒Broadest portfolio of solutions


SCHOOL BUS
STOP

Providing future growth opportunities

Donaldson

Leverage technology ⇒ Innovative products

Diesel Emissions

Retrofit

⇒Expect sales to double to $10M


SCHOOL BUS
STOP

Providing future growth opportunities

Donaldson

Leverage technology ⇒ Innovative products

Diesel Emissions

Trucks

⇒2007: Diesel particulate reduction (90%)

⇒2010: NOX reduction (90%)



Providing future growth opportunities

Donaldson.

Leverage technology ⇒ Innovative products

Diesel Emissions

Trucks

- ⇒Integrate cores into muffler
- ⇒5x – 8x revenue gain over standard muffler



Providing future growth opportunities

Leverage technology ⇒ Innovative products

Diesel Emissions

Off-road

- ⇒2011: Diesel particulate reduction (90%)
- ⇒2014: NOX reduction (90%)



Providing future growth opportunities

Donaldson

Geographic diversification

Rayong, Thailand



Donaldson

Geographic diversification

Wuxi, China


Donaldson.

Donaldson.

Geographic diversification

Wuxi, China



Donaldson

Geographic diversification

Klasterec, Czech Republic



Geographic diversification

Wyong, Australia


Donaldson

Donaldson

Geographic diversification

Ostiglia, Italy



Donaldson.

Acquisitions

- Historically: 1% of growth
- Future: 3% of growth
- Focus: Bolt-on acquisitions
  - Fill in product line
  - Add distribution
  - Geographic expansion

Acquisitions

Triboguard

- Sales: U.S. $3.0M
- Why: Highly flexible production capability
- Expectation: Accretive Year 1





Donaldson.

A Measure of Success: Return to Shareholders


15 x 16% = 21%
100
181
210
275
342
457
505
470
786
722
977
765
1,241
1,363
2,001
2,203
173
195
212
245
246
296
328
450
492
570
729
739
605
698
813
89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04
DCI
S&P 400